Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.

SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Idera Pharmaceuticals, Inc. (the “Company”) for the period ended June 30, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, John J. Kirby, Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that to his knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to Idera Pharmaceuticals, Inc. and will be retained by Idera Pharmaceuticals, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: August 9, 2022	/s/ JOHN J. KIRBY
John J. Kirby
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)